AMENDMENT AND MODIFICATION TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


                                 by and between

               RCM Technologies, Inc. and All of Its Subsidiaries

                                      with

       Citizens Bank of Pennsylvania, as Administrative Agent and Arranger

                                       And

              Each of the Financial Institutions Now and Hereafter
                 Shown on the Signature Pages Hereof as Lenders

                         Dated: As of December 30, 2002

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               AMENDMENT AND MODIFICATION TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


         This AMENDMENT AND MODIFICATION TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment") is dated as of December 30, 2002, by RCM TECHNOLOGIES, INC. ("RCM"), and ALL OF ITS SUBSIDIARIES (collectively referred to as "Borrower"), CITIZENS BANK OF PENNSYLVANIA (formerly known as Mellon Bank, N.A.), a Pennsylvania state chartered bank, in its capacity as administrative agent and arranger (the "Agent"), and CITIZENS BANK OF PENNSYLVANIA (formerly known as Mellon Bank, N.A.) ("Citizens"), and SUNTRUST BANK (formerly known as SUNTRUST BANK ATLANTA), in its capacity as documentation agent and lender ("Suntrust") and FLEET NATIONAL BANK in its capacity as syndication agent and lender ("Fleet") (Citizens, Suntrust and Fleet individually each being a "Lender" and collectively referred to as "Lenders").

                                   BACKGROUND

A. Pursuant to the terms of a certain Amended and Restated Loan and Security Agreement dated as of May 31, 2002, between Borrower and Lenders ("Loan Agreement"), Lender made available to Borrower a revolving line of credit in the aggregate amount of $40,000,000.00 (the "Revolving Credit"), and a term loan in the amount of $7,500,000.00 ("Term Loan").

B. The Revolving Credit is evidenced by certain Revolving Credit Notes dated May 31, 2002, from Borrower to Lender in the aggregate amount of $40,000,000.00 ("Revolving Credit Notes").

C. The Term Loan was evidenced by certain Term Notes dated May 31, 2002 from the Borrower to the Lenders in the aggregate amount of $7,500,000.00, ("Term Notes").

D. Borrower has requested that Lender modify certain covenants contained in the Loan Agreement, and Lender has agreed to modify those certain covenants subject to the terms and conditions of this Amendment.

         All capitalized terms used herein without further definition shall have the respective meaning set forth in the Loan Agreement and all other Loan Documents.

         NOW, THEREFORE, with the foregoing Background incorporated by reference and intending to be legally bound hereby, the parties agree as follows:

1. Loan Agreement. The following amendments and modifications shall be made to the Loan Agreement and shall be effective upon execution hereof:

a. Certain definitions contained in Section 1.1 of the Loan Agreement shall be amended and/or added as follows:

(1) Adjusted Net Income shall be deleted in its entirety and replaced as follows:

                                    Adjusted Net Income -The sum of (i) Net
                                    Income, (ii) the net loss (expressed as a positive number), if any, arising solely from Permitted Asset or Stock Sales up to an amount, which when added to other net losses previously recognized under this subparagraph (ii), does not exceed $5,000,000.00 in the aggregate, (iii) the Subsequent Additional Net Restructuring Charge, and (iv) other extraordinary non-cash, non-recurring charges approved by the Majority Lenders, which approval will not be unreasonably withheld. (In no event shall any charge related to goodwill taken by the Borrower after December 31, 2002 be considered as an adjustment to Adjusted Net Income).

(2) EBITDA shall be deleted in its entirety and replaced as follows:

                                    EBITDA -The sum of (i) Net Income before interest, taxes, depreciation and amortization, (ii) Additional Net Restructuring Charge, (iii) the Subsequent Additional Net Restructuring Charge, (iv) the net loss if any (expressed as a positive number) arising solely from Permitted Asset or Stock Sales up to an amount, which when added to other net losses previously recognized under this subparagraph (iv), does not exceed $5,000,000.00 in the aggregate, and (v) other non-cash charges approved by the Majority Lenders, which approval will not be unreasonably withheld. (In no event shall any charge related to goodwill taken by the Borrower after December 31, 2002 be considered as an adjustment to EBITDA).

(3) Income Tax Benefit shall be deleted in its entirety and replaced as follows:

                                    Income Tax Benefit - The net amount by which the Borrower's Federal and State income tax obligations are reduced as a result of the Borrower deducting all or a portion of (i) the Additional Net Restructuring Charge on its Federal and State income tax returns for its taxable year ended December 31, 2001 and/or (ii) the Subsequent Additional Net Restructuring Charge on its Federal and State Income tax returns for its taxable year ended December 31, 2002, and by giving effect to the net tax effect of any adjustments increasing or decreasing such deduction(s) subsequent to its taxable year ended December 31, 2001.

(4) Minimum Tangible Net Worth shall be deleted in its entirety and replaced as follows:

                                    Minimum Tangible Net Worth - RCM's
                                    consolidated Tangible Net Worth shall be (i) at least $4,000,000.00 as of June 30, 2001, plus (ii) seventy-five percent (75%) of
                                    quarterly Net Income thereafter (determined without taking the Additional Net Restructuring Charge or Subsequent Additional Net Restructuring Charge into account and with no credit for losses) (the "Net Income Component"), plus (iii) one hundred percent (100%) of the Income Tax Benefit, less (iv) the sum of (A) the Existing Additional Deferred Consideration Payments paid on or after July 1, 2001, plus
                                    (B) the New Acquisition Consideration
                                    Payments (hereinafter defined) (if any) paid on or after July 1, 2001, plus (C) any net losses (expressed as a positive number), if any, arising solely from Permitted Asset or Stock Sales up to an amount, which when added to other net losses recognized under this subparagraph (C), does not exceed $5,000,000.00 in the aggregate, provided that the reductions pursuant to clauses (A) and (B) of clause (iv) shall not in the aggregate exceed the increase in Minimum Tangible Net Worth arising from the Net Income Component.

(5)      Permitted Acquisitions - shall be deleted in its entirety and replaced as follows:
         ----------------------

                                    Permitted Acquisitions - An Acquisition
                                    which satisfies each of the criteria set forth in Section 2.7 hereof, and for which the Borrower has obtained the written consent of the Majority Lenders.

(6)      Subsequent Additional Net Restructuring Charge shall be added to
                 Section 1.1 as follows:
         ----------------------------------------------

                                    Subsequent Additional Net Restructuring
                                    Charge. A one-time deduction of good-will taken by RCM during the fourth quarter of its Fiscal Year ended December 31, 2002, up to an amount not to exceed $30,000,000.00.

b.       Section 2.6 of the Loan Agreement shall be amended by adding the following as Section 2.6(e):

                                    (e) Additional Mandatory Prepayment. In
                                    addition to any other payments of principal of the Revolving Credit Loans required to be made by Borrower hereunder, the Borrower shall also be required to make an additional payment of principal of the Revolving Credit Loans by an amount equal to the cash proceeds actually received by Borrower relating to the Income Tax Benefit associated with its recognition of the Additional Net Restructuring Charge. The payment(s) required to be made by Borrower under this Section 2.6(e) shall be applied first to accrued but unpaid interest on the Revolving Credit Loans and then to the principal payments due under the Revolving Credit Loans. Such payment(s) shall be due and payable within five (5) days of RCM's receipt of tax refund(s) arising as a result of its submission of a claim for such refund(s) due to its recognition of the Additional Net Restructuring Charge. Prior to the occurrence of an Event of Default or Unmatured Event of Default, Agent shall be permitted, at its sole option, to the extent any principal payment hereunder is to be applied to the outstanding balance of a LIBOR Based Rate Loan, to permit the Borrower to defer such payment until the end of the applicable LIBOR Interest Period. If the payment pursuant to this Section 2.6(c) is delayed pursuant to the immediately preceding sentence, interest shall continue to accrue on the outstanding principal of the Revolving Credit Loans until such payment is actually made by Borrower to reduce the outstanding principal balance of the Revolving Credit Loans.

c.       Section 2.7 of the Loan Agreement shall be deleted in its entirety and replaced as follows:

                                    2.7 Use of Proceeds. The extensions of
                                    credit hereunder and the proceeds of the Loans shall be used by the Borrower solely for (i) the financing of Permitted Acquisitions (subject to the conditions set forth below), (ii) to refinance all existing indebtedness owed by the Borrower pursuant to the Original Loan Agreement, and (iii) for working capital and other general corporate purposes.

d.       Section 6.14 of the Loan Agreement shall be deleted in its entirety and replaced as follows:

                                    6.14 Acquisitions. All Acquisitions
                                    (regardless of whether such Acquisition is funded with the proceeds of any Loan hereunder), must be approved by the Majority Lenders, in their sole discretion. All Acquisitions shall be in the Borrower's same line or similar line of business and show historical and pro forma covenant compliance based on unadjusted historical financial basis. The results of due diligence, including without limitation a review of the acquisition documents, shall be to the satisfaction of the Majority Lenders in their sole discretion. Notwithstanding anything herein to the contrary, any Acquisition shall have been approved by the Board of Directors or like governing body of the acquiree.

2. Permitted Asset or Stock Sale. The Lenders' hereby acknowledge and confirm that pursuant to the terms of that certain Asset Purchase Agreement dated August 31,2002 between RCM and Premier Staffing Services of Rutherford, LLC, RCM sold assets related to its Intertec division located in Montclair, New Jersey, and that such sale constituted a "Permitted Asset or Stock Sale" under the terms of the Loan Agreement..

3. Representations and Warranties. Borrower warrants and represents to Lenders that:

a. Prior Representations. By execution of this Amendment, Borrower reconfirms that all warranties and representations made to Lender under the Loan Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof, all of which shall be deemed continuing until all of the Obligations to Lenders are paid and satisfied in full. Lenders acknowledge that Borrower has notified Lenders of various lawsuits and claims referred in Note 8 to Borrower's financial statements included in Borrower's Form 10-Q for the period ending September 30, 2002. In the opinion of management and based upon the advice of counsel, the Borrower has meritorious defenses to the lawsuits and claims. However, if material adverse determinations on either the lawsuits or claims were to be rendered, such determinations will have a material adverse impact on the results of operations in the period of the respective charges as well as a material adverse impact on the financial position and liquidity of the Borrower.

b. Authorization. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the transactions herein contemplated (i) are and will be within its powers and (ii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Borrower is a party or by which the property of Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Borrower.

c. Valid, Binding and Enforceable. This Amendment and any other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with their respective terms subject to bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and general equitable principles.

d. Costs. Upon execution hereof, Borrower shall pay all costs (including attorneys' fees of Lenders) attendant to this Amendment.

4. Ratification of Loan Documents. This Amendment is hereby incorporated into and made a part of the Loan Agreement and all other Loan Documents respectively, the terms and provisions of which, except to the extent modified by this Amendment are each ratified and confirmed and continue unchanged in full force and effect. Borrower acknowledges and agrees that, to its knowledge, it has no defenses, set-offs, counterclaims or deductions of any nature with respect to its obligations to Lender. Any reference to the Loan Agreement and all other Loan Documents respectively in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Loan Agreement and all other Loan Documents respectively as amended by this Amendment. The Loan Agreement and this Amendment shall be construed as integrated and complementary of each other, and augmenting and not restricting Lender's powers, rights, remedies and security. If, after applying the foregoing, an inconsistency still exists, the provisions of this Amendment shall control.

5. Effectiveness Conditions. This Amendment shall become effective upon the full execution of this Amendment and the following:

a. Payment of the Lender's legal fees attendant to this Amendment;





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b. A Certificate of the Secretary or Assistant Secretary of the Borrower, dated the date hereof, including (i) resolutions duly adopted by the Borrower authorizing this Amendment, and (ii) evidence of the incumbency and signature of the officers executing the Amendment on the Borrower's behalf.

c. Any other documents reasonably required by Agent or Lenders.

6. Governing Law. This Amendment and all instruments, documents and agreements and the rights and obligations of the parties hereto and thereto shall be governed by and interpreted in accordance with the substantive laws of the Commonwealth of Pennsylvania.

7. Severability. The invalidity or unenforceability of any provision of this Amendment shall not affect the validity or enforceability of the remaining provisions.

8. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

9. Modification. This Amendment may not be modified, amended or terminated except by an agreement in writing executed by the parties hereto.

         IN WITNESS WHEREOF, the undersigned parties have executed this Agreement the day and year first above written.


BORROWER:                                        RCM TECHNOLOGIES, INC.

                                                 By:__________________________

                                                 Name:________________________

                                                 Title:_______________________


                                 CATARACT, INC.

                                                 By:__________________________

                                                 Name:________________________

                                                 Title:_______________________

                                                 RCM TECHNOLOGIES (USA), INC.

                                                 By:__________________________

                                                 Name:________________________

                                                 Title:_______________________


                                                 PROGRAMMING ALTERNATIVES
                                                 OF MINNESOTA, INC.

                                                 By:__________________________

                                                 Name:________________________

                                                 Title:_______________________


                                                 SOFTWARE ANALYSIS &
                                                  MANAGEMENT, INC.

                                                 By:__________________________

                                                 Name:________________________

                                                 Title:_______________________


                                                 RCMT DELAWARE, INC.

                                                 By:__________________________

                                                 Name:________________________

                                                 Title:_______________________


                                                 RCM TECHNOLOGIES CANADA CORP.

                                                 By:_________________________

                                                 Name:_______________________

                                                 Title:______________________


                                                 BUSINESS SUPPORT GROUP OF
                                                  MICHIGAN, INC.

                                                 By:_________________________

                                                 Name:_______________________

                                                 Title:______________________


                                                 PINNACLE CONSULTING, INC.

                                                 By:_________________________

                                                 Name:_______________________

                                                 Title:______________________





































AGENT:                                           CITIZENS BANK OF PENNSYLVANIA,
                                        as Administrative Agent and Arranger

                                                 By:_________________________

                                                 Name:_______________________

                                                 Title:______________________


LENDERS:                                         CITIZENS BANK OF PENNSYLVANIA,
                                                   as Lender

                                                 By:_________________________

                                                 Name:_______________________

                                                 Title:______________________


                                                 SUNTRUST BANK, ATLANTA, as
                                                  Documentation Agent and Lender

                                                 By:_________________________

                                                 Name:_______________________

                                                 Title:______________________


                                                 FLEET NATIONAL BANK,
                                                  as Syndication Agent and
                                                   Lender

                                                 By:_________________________

                                                 Name:_______________________

                                                 Title:______________________